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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: August 10, 2005 (Date of earliest event reported: August 10, 2005)

RBC BEARINGS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	333-124824 (Commission File Number)	95-4372080 (IRS Employer Identification No.)

One Tribology Center
Oxford, CT 06478
Telephone: (203) 267-7001
(Address of Principal Executive Offices, including Zip Code)

(203) 267-7001
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/
/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        August 10, 2005, RBC Bearings Incorporated (RBC Bearings) issued a press release which disclosed that RBC Bearings commenced trading its common stock on the Nasdaq National Market, under the ticker symbol "ROLL" and other details concerning its offering of common stock. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release dated August 10, 2005.

SIGNATURES

        According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 10, 2005

RBC BEARINGS INCORPORATED
By:	/s/ DANIEL A. BERGERON
	Name:	Daniel A. Bergeron
	Title:	Chief Financial Officer

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  Item 8.01. Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES